PROXY STATEMENT PURSUANT TO SECTION 14(A)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[x]        Preliminary Proxy Statement
[ ]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to ss.240.1a-11(c) or ss.240.1a-12

                     U.S. RESTAURANT PROPERTIES MASTER L.P.
                (Name of Registrant as Specified In Its Charter)

                     U.S. RESTAURANT PROPERTIES MASTER L.P.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
[ ] $500 per each party to the  controversy  pursuant to Exchange Act Rule
    14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

           Title of each class of securities to which transaction applies:
           Not applicable.

           Aggregate number of securities to which transaction applies:
           Not applicable.

          Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:* Not applicable.

          Proposed maximum aggregate value of transaction:  Not applicable.

   * Set forth amount on which the filing is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               Amount previously paid:  Not applicable.

               Form, Schedule or Registration Statement No.:  Not applicable.

               Filing Party:  Not applicable.

               Date Filed:  Not applicable.

                     U.S. RESTAURANT PROPERTIES MASTER L.P.
                        5310 HARVEST HILL ROAD, SUITE 270
                               DALLAS, TEXAS 75230



Dear Limited Partner:

In order to prevent further delay in conversion (the "Conversion") of U.S. Restaurant Properties Master L.P. ("USRP") to a real estate investment trust (a "REIT"), your approval of consummating the Conversion through implementing the previously approved merger (the "Merger") with certain amendments made to the merger agreement (the "Merger Agreement") is needed. In June, you overwhelmingly approved the proposed Conversion to a self-advised REIT. At that time, we expected to receive in July a private letter ruling from the Internal Revenue Service ("IRS") that would confirm the tax-free nature of the Merger of USRP with the REIT, which is our preferred structure for implementing the Conversion. The request was originally filed with the IRS on February 21, 1997. Since that time, the IRS has given no indication that the Merger would not be a tax-free transaction for the unitholders receiving solely REIT stock; however, the IRS has not released its ruling nor will it give any indication as to when the ruling will be made available. USRP needs to convert to a REIT as soon as possible in order to access the capital markets so that our growth will not be interrupted. For these reasons, we have determined to amend the Merger Agreement to permit the Merger to be consummated based on an opinion letter from USRP's special tax counsel.

We have requested that Akin, Gump, Strauss, Hauer & Feld, L.L.P. ("Akin Gump"), who prepared the IRS ruling request and is one of the country's largest law firms, render its opinion to USRP as to certain tax consequences of the Merger to the Limited Partners. Relying on the accuracy of representations of fact similar to those set forth in the ruling request, at closing Akin Gump would render its opinion that the Merger should qualify for federal income tax purposes as a transaction in which gain is not recognized by Limited Partners receiving solely REIT stock. The opinion of Akin Gump would be limited to such issue and any opinion of counsel is not binding on the IRS or a court. Your vote is required to approve proceeding immediately with the Merger and the Conversion prior to the receipt of an IRS ruling. Of course, in the event the IRS ruling is received in the interim, the Merger will proceed pursuant to the terms previously approved and Akin Gump will not be asked to render an opinion on the tax treatment of the transaction.

Your company is headed for another outstanding year. With your vote, the Conversion can be implemented expeditiously which will take USRP to its next stage of growth and progress.

YOUR VOTE IS REQUIRED TO PERMIT CONSUMMATION OF THE MERGER SOLELY ON THE BASIS OF THE OPINION LETTER AND, THEREFORE, TO PROCEED IMMEDIATELY WITH THE REIT CONVERSION. YOUR VOTE ON THIS MATTER IS IMPORTANT, SO PLEASE SEND IN YOUR PROXY.


Best Regards,



Robert J. Stetson                                    Fred H. Margolin

                     U.S. RESTAURANT PROPERTIES MASTER L.P.

                         ------------------------------

               NOTICE OF A SPECIAL MEETING OF THE LIMITED PARTNERS
                              ON OCTOBER ___, 1997
                         ------------------------------

To the Limited Partners of U.S. Restaurant Properties Master L.P.:

         A special meeting (the "Special Meeting") of the limited partners (the "Limited Partners") of U.S. Restaurant Properties Master L.P. ("USRP") will be held at the offices of USRP, at 5310 Harvest Hill Road, Suite 270, Dallas, Texas on October ___, 1997 at 10:00 a.m., Dallas time, or at any adjournment thereof, to consider and vote upon a proposal (the "Proposal") to authorize QSV Properties, Inc., the managing general partner of USRP (the "Managing General Partner"), to consummate the conversion (the "Conversion") of USRP from a master limited partnership to a real estate investment trust (a "REIT") through the Merger (as described below) of USRP and a wholly-owned subsidiary of the REIT Corporation (as defined below) pursuant to an amended Merger Agreement and to take all other actions as the Managing General Partner deems necessary and appropriate to consummate the Merger.

         The Conversion and the Merger Agreement were previously approved by the Limited Partners at a Special Meeting held on June 27, 1997. The Managing General Partner has amended the terms of the Merger Agreement to permit consummation of the Merger based solely on an opinion of counsel that the Merger should be tax-free to Limited Partners receiving solely REIT Corporation stock, except, as discussed in the attached Proxy Statement under the caption "Federal Income Tax Considerations--Potential Gain Recognition," to the extent that certain liabilities exceed either the basis of USRP in its assets or the basis of a unitholder in its units in USRP, and without receiving a favorable private letter ruling from the Internal Revenue Service (the "IRS"), subject to approval of the Limited Partners. The opinion of counsel would not be binding on the IRS or a court and would be dependent on the accuracy of the representations given to counsel by USRP and the Managing General Partner. The Conversion will be effected through a merger of USRP Acquisition, L.P., a Delaware limited partnership that is an indirect wholly-owned subsidiary of U.S. Restaurant Properties, Inc., a newly formed Maryland corporation (the "REIT Corporation"), which intends to qualify as a REIT under federal tax laws, with and into USRP and, as a result, USRP will become a subsidiary of the REIT Corporation.

         If the private letter ruling, which has been requested by USRP from the IRS, is received prior to the date of the Special Meeting, the Special Meeting will not be held and the Conversion would be implemented pursuant to the existing terms of the Merger Agreement and no opinion of counsel would be obtained. If the Proposal is not approved, the Managing General Partner will effect the Conversion pursuant to the Merger only upon receipt of the private letter ruling from the IRS.

         Only Limited Partners of record as of the close of business on September ___, 1997, are entitled to notice of, and to vote at, the Special Meeting. Such Limited Partners may vote at the Special Meeting either in person or by proxy. If you cannot attend the Special Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed stamped and self-addressed envelope so that the proxy holders may vote the units that you hold as a Limited Partner pursuant to your instructions. If you attend the Special Meeting, you may revoke your proxy and vote such units in person.
                                                  Very truly yours,


                                                  QSV Properties, Inc.,
                                                  the Managing General Partner
Dallas, Texas
September __, 1997

                     U.S. RESTAURANT PROPERTIES MASTER L.P.
                        5310 HARVEST HILL ROAD, SUITE 270
                               DALLAS, TEXAS 75230

                                 PROXY STATEMENT
                       SPECIAL MEETING OF LIMITED PARTNERS

                          TO BE HELD OCTOBER ___, 1997


GENERAL

         This Proxy Statement and the accompanying Proxy Card and Notice of Special Meeting are being first mailed to the limited partners (the "Limited Partners") of U.S. Restaurant Properties Master L.P., a Delaware limited partnership ("USRP"), on or about September ___, 1997, in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of QSV Properties, Inc., the managing general partner of USRP (the "Managing General Partner"), to be exercised at a Special Meeting of Limited Partners (the "Special Meeting") to be held at the offices of USRP, at 5310 Harvest Hill Road, Suite 270, Dallas, Texas on _______, October __, 1997, at 10:00 a.m. Dallas time.

         At the Special Meeting, the Limited Partners will be asked to consider and to vote on a proposal (the "Proposal") to authorize the Managing General Partner to consummate the conversion (the "Conversion") of USRP from a master limited partnership to a real estate investment trust (a "REIT") through the Merger (as defined below) pursuant to the terms of an amended Agreement and Plan of Merger (the "Merger Agreement") and to take all other actions as the Managing General Partner deems appropriate to consummate the Merger. The Conversion and the Merger Agreement were previously approved by the Limited Partners at a special meeting held on June 27, 1997 (the "Prior Special Meeting"). The
Managing General Partner has amended the Merger Agreement to permit it to consummate the Merger based solely on an opinion of counsel and without requiring that a favorable private letter ruling be received from the Internal Revenue Service (the "IRS"), subject to the approval of the Limited Partners as provided for herein. The opinion of counsel would not be binding on the IRS or a court. The Board does not know of any other matter that is to come before the Special Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

         Only Limited Partners of record, as of the close of business on September ___, 1997 (the "Record Date"), are entitled to notice of and to vote at the Special Meeting or any adjournments thereof. As of the close of business on the Record Date, there were ______ units of beneficial interest, par value $.01 per unit (the "Units"), of USRP issued and outstanding and entitled to vote. The Units constitute the only class of equity securities of USRP entitled to vote at the Special Meeting. Each Limited Partner of record on the Record Date is entitled to one vote for each Unit held. A majority of the outstanding Units, represented in person or by proxy, will constitute a quorum at the Special Meeting; however, if a quorum is not present or represented at the Special Meeting, the Limited Partners entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the Special Meeting from time to time, without notice, other than by announcement at the Special Meeting, until a quorum is present or represented. At any such adjourned Special Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Special Meeting. Approval of Limited Partners holding more than 50% of the total number of the outstanding Units eligible to be voted at the Special Meeting will be necessary for approval of the Proposal.

         Votes cast by proxy or in person will be counted by the person(s) appointed by USRP to act as inspector(s) for the Special Meeting. The election inspector(s) will treat Units represented by proxies that reflect abstentions as Units that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of the Proposal, abstentions and broker non-votes (as described below) will have the same effect as a vote against approval of the Proposal.

         Broker non-votes occur where a broker holding Units in street name votes the Units on some matters but not others. Brokers are permitted to vote on routine, noncontroversial proposals in instances where they have not received voting instructions from the beneficial owner of the Units but are not permitted to vote on non-routine matters, such as the Proposal. The missing votes on non-routine matters are deemed to be "broker non-votes." The election inspector(s) will treat broker non-votes as Units that are present and entitled to vote for purposes of determining of presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, such as the Proposal, those Units will be treated as not present and not entitled to vote with respect to that matter (even though such Units are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

         Limited Partners are urged to sign the accompanying form of proxy, solicited on behalf of the Board, and, immediately after reviewing the information contained in this Proxy Statement, return it in the envelope provided for that purpose. Valid proxies will be voted at the Special Meeting and any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR approval of the Proposal. Any Limited Partner returning the accompanying proxy may revoke such proxy at any time prior to its exercise by giving written notice to the Secretary of the Managing General Partner of such revocation, voting in person at the Special Meeting or executing and delivering to the Secretary of the Managing General Partner a later-dated proxy.

THE PROPOSAL

         At the Prior Special Meeting, the Limited Partners approved the Conversion to be effected through one of two alternatives (i) the Merger Alternative or (ii) the Exchange Alternative. The Merger Alternative would be effected through a merger (the "Merger") of USRP Acquisition, L.P., a Delaware limited partnership that is an indirectly wholly-owned subsidiary of U.S. Restaurant Properties, Inc., a newly formed Maryland corporation (the "REIT Corporation") which intends to qualify as a REIT under federal tax laws, with and into USRP and, as a result, USRP will become a subsidiary of the REIT
Corporation. U.S. Restaurant Properties Operating L.P. (the "Operating Partnership") will remain in existence following consummation of the Merger. The result of the Merger would be that holders of Units would become stockholders of the REIT Corporation. The Merger is intended to be tax-free to the holders of Units ("Unitholders") receiving solely shares of common stock (the "Common Stock") of the REIT Corporation. Consummation of the Merger, as approved at the Prior Special Meeting, is contingent upon the receipt of a satisfactory ruling from the IRS as to the tax-free nature of the Merger.

         As previously approved, in the event such ruling is not ultimately received, the Conversion will be phased in through the implementation of amendments to the partnership agreement of USRP to permit Unitholders to exchange their Units for shares of Common Stock at any time and to require such an exchange prior to the transfer of the Units to third parties (the "Exchange Alternative"). This exchange procedure necessarily results in the Conversion taking place over an indefinite period of time. As a result, each Unitholder will effectively become a stockholder of the REIT Corporation, with the Conversion being fully effected at such time as all Unitholders have exchanged their Units for shares of Common Stock. As previously approved, the Exchange Alternative would be implemented only if USRP does not receive a favorable ruling with respect to the tax-free nature of the Merger.

         The Managing General Partner has determined that the most expeditious way to implement the Conversion is through the Merger Alternative. The Merger Alternative provides a time certain as to when the Conversion has been completed (the effective date of the Merger), while the Exchange Alternative will result in the Conversion being implemented through a phased-in process (the exchange of Units for shares of Common Stock at the time of the sale of the Units) which will take some period of time to complete. The advantages of the Conversion, including the potential for improved market value of the equity interests and potentially greater access to equity and debt markets, would only be realized by USRP upon completion of the Conversion. Accordingly, it is in the best interests of the Limited Partners to implement the Conversion as quickly as possible.

         At the time of the Prior Special Meeting, the Managing General Partner anticipated receiving a private letter ruling from the IRS (the "Ruling") that would confirm the tax-free nature of the Merger of USRP with a wholly-owned subsidiary of the REIT Corporation. The request for the Ruling was originally filed on February 21, 1997. Accordingly, the Managing General Partner determined that it was advisable to condition the closing of the Merger on the receipt of a Ruling from the IRS to that effect. As a result, the Merger Agreement has as a condition to consummation of the Merger by USRP the receipt of a favorable Ruling. To date, the IRS has given no indication that the Merger would not be a tax-free transaction for the Unitholders receiving solely Common Stock; however, the IRS has not released the Ruling nor will it give any indication as to when the Ruling will be made available.

         The Managing General Partner has retained special tax counsel, Akin, Gump, Strauss, Hauer & Feld, L.L.P. ("Akin Gump"), to assist it in requesting the Ruling. Akin Gump has indicated to the Managing General Partner that, relying on the accuracy of representations of fact similar to those set forth the Ruling request, it is of the opinion that the Merger should qualify for federal income tax purposes as a transaction in which gain is not recognized by Unitholders receiving solely shares of Common Stock. A copy of the form of the Akin Gump opinion (the "Tax Opinion") is attached hereto as APPENDIX A. Upon review of the form of the Tax Opinion, the Managing General Partner has determined, in the exercise of its fiduciary duty to the Limited Partners, that it would be appropriate to consummate the Merger based solely on the Tax Opinion. Unlike a tax ruling, an opinion of counsel, which is based on counsel's review and analysis of existing law, is not binding on the IRS or a court. Accordingly, in the event the Ruling is not received, no assurance can be given that the IRS would not successfully challenge the Tax Opinion and determine that the Merger was a taxable event for the Unitholders. See "Federal Income Tax Considerations." Akin Gump will not express its opinion on any other issue nor has it acted as counsel in other capacities in connection with the preparation of this Proxy Statement, including the disclosure under the caption "Federal Income Tax Considerations," the Proxy Statement/Prospectus, dated May 12, 1997, relating to the Prior Special Meeting (the "Prior Proxy Statement") or other related documents.

         Based on the foregoing analysis, the Managing General Partner has amended the Merger Agreement to permit the closing of the Merger without receipt of the Ruling, subject to approval by the Limited Partners, and to permit the Managing General Partner to take all such other actions as it deems necessary and appropriate to consummate the Merger. A copy of the Merger Agreement, marked to show the effect of the amendments to the Merger Agreement as approved at the Prior Special Meeting, is attached hereto as APPENDIX B. If the Merger is consummated based on the Tax Opinion, the Managing General Partner will assign its general partner interest in the Operating Partnership, including its rights to fees and disbursements payable by the Operating Partnership to the Managing General Partner for the acquisition and management of the Operating Partnership's properties to the REIT Corporation and would receive its Initial Share Consideration (as previously approved by the Limited Partners at the Prior Special Meeting) in shares of Common Stock. If the Ruling is received prior to the date of the Special Meeting, the Special Meeting will not be held, the Tax Opinion will not be rendered and the Conversion will be implemented pursuant to the existing terms of the Merger Agreement. If the Proposal is not approved, the Managing General Partner will effect the Conversion pursuant to the Merger Alternative only upon receipt of the Ruling. In the event the Proposal is not approved and the Ruling is not received prior to December 31, 1997, the Conversion will be effected pursuant to the Exchange Alternative on and after January 1, 1998.

         THE MANAGING GENERAL PARTNER RECOMMENDS APPROVAL OF THE PROPOSAL.

FEDERAL INCOME TAX CONSIDERATIONS

         The  following  is  a  summary  of  the  material  federal  income  tax considerations affecting the Unitholders as a result of the Merger and supercedes in its entirety the corresponding discussion under the caption "Federal Income Tax Considerations -- The Merger Alternative" contained in the Prior Proxy Statement. This discussion is directed principally at Unitholders who are United States citizens or residents or domestic corporations, and does not address in all material respects considerations that might adversely affect the treatment of Unitholders who are subject to special treatment under the tax laws (such as insurance companies, cooperatives, financial institutions, broker-dealers, tax exempt organizations or foreign investors). The discussion in this section is based on existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed Treasury Regulations (the "Regulations"), existing court decisions and existing rulings and other administrative interpretations. There can be no assurance that future Code provisions or other legal authorities will not alter significantly the tax consequences described below. Except for the Ruling requested in connection with the Merger as described elsewhere in this Proxy Statement, no rulings have been, or will be, obtained from the IRS concerning any of the matters discussed in this section. Because the following represents only a summary, it is qualified in its entirety by the applicable provisions of the Code and regulations, court decisions and IRS rulings and other IRS pronouncements.

         EACH UNITHOLDER IS ADVISED TO CONSULT HIS OWN TAX ADVISOR ABOUT THE FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES RELATING TO THE MERGER.

         A.       QUALIFICATION AS A NONRECOGNITION TRANSACTION

         If the Ruling is not received, upon closing of the Merger, USRP anticipates receiving the Tax Opinion of Akin Gump as special tax counsel, to the effect that the Merger should be treated as part of a "tax-free" transaction described in Section 351(a) of the Code, except, as discussed below under the subcaption "Potential Gain Recognition," to the extent that certain liabilities exceed either the basis of USRP in its assets or the basis of a Unitholder in its Units. Unlike a tax ruling (which will not be sought, except as otherwise described herein), an opinion of counsel, which is based on counsel's review and analysis of existing law, is not binding on the IRS or a court and is dependent on the accuracy of the representations given to counsel. Accordingly, no assurance can be given that the IRS would not successfully challenge the opinions set forth in the Tax Opinion. Section 351 (a) of the Code sets forth the general rule that no gain or loss will be recognized by one or more persons transferring assets to a corporation solely in exchange for the corporation's stock if, immediately after the exchange, the transferors are "in control" of the transferee corporation. "Control" is defined as the ownership of stock possessing at least 80% of the total combined voting power of all classes of stock entitled to vote and at least 80% of the total number of shares of all other classes of stock of the corporation. USRP has represented to the IRS and would represent to Akin Gump if the Ruling is not obtained, respectively, that taking into account any dispositions of Common Stock received by Unitholders in the Merger and the public purchasers of securities issued by the REIT
Corporation in any offering that is properly aggregated with the Merger for relevant federal income tax purposes that are made pursuant to plans or arrangements in effect at the time of the Merger and such offering, the Unitholders and any such public purchasers will retain ownership of 80% of the stock of the REIT Corporation immediately after the Merger and any such offering. Neither USRP nor the Managing General Partner is aware of any plans or arrangements that have been or will be entered into prior to the Merger which would make this representation incorrect. The IRS has taken the position in a prior revenue ruling that the distribution by a partnership of the stock received in a Section 351 exchange to its partners in liquidation of the partnership will not violate the control requirement.

     There are two alternative approaches by which the IRS may rule that the Merger qualifies as a transaction described in Section 351 of the Code. Nevertheless, the tax consequences of the two alternatives are similar, but not exactly the same. Under one alternative construction (the "Transfer of Partnership Interests Approach"), the IRS would treat the Merger as if each of the

Unitholders had transferred Units to the REIT Corporation in exchange for Common Stock. Under the second alternative (the "Transfer of Assets Approach"), the Merger will be treated as if USRP transferred its assets and liabilities to the REIT Corporation in exchange for Common Stock followed by a distribution of the Common Stock by USRP to the Unitholders and the Managing General Partner in liquidation of USRP.

         Even in the case of a qualified Section 351 exchange, gain will be recognized by the transferor if and to the extent that the amount of the liabilities assumed and taken subject to by the transferee exceeds the aggregate adjusted basis of the property transferred in the exchange. Gain recognized, if any, must be reported as ordinary income, long-term capital gain or short-term capital gain according to the nature and the holding period of the transferred property.

         Section 351(a) does not apply to transfers of property to an investment company. A REIT is an investment company if the transfer results, directly or indirectly, in "diversification" of the transferors' interests. The purpose of this restriction is to prevent the tax-free pooling of investment assets by more than one transferor. The Ruling being requested from the IRS assumes and the Tax Opinion, if rendered, would assume the accuracy of the Managing General Partner's representations that at the time of the Merger (i) the quality and level of risks of the assets deemed transferred to the REIT Corporation (including any assets acquired by the REIT Corporation with the proceeds of any contemplated offering of stock of the REIT Corporation) will be substantially identical to the quality and level of the risks of the assets that were held by USRP and will be held by the REIT Corporation after the transfer and (ii) there is no plan or intention for the REIT Corporation to depart in any way from the investment strategy or practice of USRP currently, where, for this purpose, USRP's investment practice would be determined by taking into account, the relative values, natures and mix of assets in its portfolio historically and immediately before the Merger.

         If the REIT Corporation were to be treated as an investment company or for some other reason Section 351 did not apply to the Merger, Unitholders would recognize taxable gain or loss upon consummation of the Merger. See "--Tax Consequences to Unitholders--Potential Gain Recognition." The Tax Opinion, if rendered, would conclude that neither USRP nor the Unitholders should recognize gain or loss upon the deemed distribution of the Common Stock, except, as discussed below under the subcaption "Potential Gain Recognition," to the extent that certain liabilities exceed either the basis of USRP in its assets or the basis of a Unitholder in its Units.

         B.       TAX CONSEQUENCES OF THE MERGER TO USRP

         NONRECOGNITION AND TERMINATION. Provided that the result of the treatment of the Merger is as a nonrecognition transaction under Section 351(a),
(a) USRP will not recognize gain under the Transfer of Partnership Interests Approach and (b) USRP will not recognize gain under the Transfer of Assets
Approach except to the extent (if any) that the liabilities to which the transferred property is subject plus the liabilities assumed by the REIT Corporation in connection with the Merger exceed the total adjusted basis of the property transferred. It is expected that USRP's aggregate adjusted basis in its assets will exceed the sum of such liabilities at the time of the Merger. USRP elected pursuant to Section 754 of the Code to adjust the basis of partnership property with respect to transferee partners in the case of a sale or exchange or a transfer upon the death of a partner of a partnership interest. Although there is some uncertainty as to the impact of these basis adjustments at the USRP level, USRP will treat these amounts as part of USRP's aggregate adjusted basis in its assets for purposes of determining whether gain is recognized upon the Merger. USRP can only estimate the amount of these adjustments because of the imprecise information available concerning transfers of Units in the context of a publicly-traded partnership. It is estimated, however, that such adjustments in the aggregate are substantial and that if the adjustments are excluded from USRP's adjusted basis in its assets, there is a risk that USRP would recognize gain in the Merger. See "--Tax Consequences to Unitholders--Potential Gain Recognition." It is likely that any gain recognized by USRP would be treated as long term capital gain.

         For federal income tax purposes and provided that the Merger qualifies as a Section 351(a) nonrecognition transaction, under the Transfer of Assets Approach USRP will be deemed to have received the Common Stock and distributed it to the Unitholders pursuant to a liquidation of USRP. Under such treatment, USRP would not recognize gain or loss in the deemed liquidation and will terminate upon the distribution of the Common Stock pursuant to the Merger.

         C.       TAX CONSEQUENCES TO UNITHOLDERS

         GENERAL NONRECOGNITION. Assuming the treatment of the Merger as a nonrecognition transaction under Section 351(a), the Merger will generally be tax-free to the Unitholders except as described below. See "--Potential Gain Recognition." The Unitholders should not recognize gain or loss upon the receipt of Common Stock in the Merger.

         POTENTIAL GAIN RECOGNITION. Assuming the qualification of the Merger for nonrecognition treatment under Section 351(a), under the Transfer of Assets Approach, any gain recognized by USRP would be allocated to the Unitholders and the Managing General Partner. See "--Qualification as a Nonrecognition Transaction" and "--Tax Consequences to USRP." Certain Unitholders may recognize gain on the Merger under either the Transfer of Partnership Interests Approach or the Transfer of Assets Approach (even if USRP does not recognize any gain), as follows:

                  (a) Upon consummation of the Merger, Unitholders will be deemed to receive a cash distribution equal to their share of USRP's nonrecourse indebtedness, which generally will be offset by the inclusion of that share of indebtedness in their adjusted basis in their Units. Any Unitholder, however, whose adjusted basis in his Units at the time of the Merger is less than his share of such indebtedness (i.e., a Unitholder who has a deficit capital account for tax purposes after reflecting any basis adjustments under Section 754 of the Code) will recognize gain to the extent of this difference.

                  (b) USRP has elected pursuant to Section 754 of the Code to adjust the basis of partnership property with respect to transferee partners upon the sale or exchange or transfer upon death of a partner of a partnership interest. If as a result of such adjustments, a Unitholder's share of USRP's liabilities assumed by the REIT Corporation exceeds his tax basis in his share of USRP's assets, the Unitholder will recognize gain to the extent of the excess. USRP believes that this result is unlikely for most Unitholders of USRP; tax counsel will not opine as to this factual outcome for each or any Unitholder.

         If for any reason the Merger did not qualify for nonrecognition treatment under Section 351, (a) under the Transfer of Partnership Interests Approach, the Unitholders and Managing General Partner would recognize gain or loss as if they had sold their interests in USRP to the REIT Corporation for an amount equal to the value of the Common Stock received by the Unitholders and Managing General Partner in the Merger plus their share of the amount of liabilities assumed or taken subject to by the REIT Corporation in the Merger; and (b) under the Transfer of Assets Approach, USRP would recognize gain or loss on the transfer of its assets to the REIT Corporation as if USRP had sold the assets for an amount equal to the value of the Common Stock received by the Unitholders and Managing General Partner in the Merger, plus the amount of liabilities assumed or taken subject to by the REIT Corporation in the Merger. Such gain recognized would be allocated among the Unitholders and the Managing General Partner. In the case of the Transfer of Partnership Interest Approach, each Unitholder's basis in the Common Stock received would be the fair market value of such stock at the date of the Merger. In the case of the Transfer of Assets Approach, each Unitholder's basis in the Common Stock received would be equal to the Unitholder's basis in his Units immediately before the Merger (after adjustment for operations during the year) increased (or reduced) by the amount of gain (or loss) allocated to the Unitholder from the Merger and reduced by the share of USRP's nonrecourse liabilities allocated to the Unitholder prior to the Merger. Each Unitholder's holding period in the Common Stock received would begin on the day after the Merger.

         ALLOCATION OF GAIN RECOGNIZED. If any gain were to be recognized by USRP in the Merger, the gain (determined without regard to Section 754 adjustments) generally would be allocated among the partners until their capital accounts were equal to the fair market value of the Common Stock to be received in the Merger.

         SUSPENDED DEDUCTIONS. Any loss previously allocated to a Unitholder in prior years or during the tax year of the Merger that has not been used because of the at-risk or basis limitations can be used only to the extent of any income or gain recognized on the Merger. Generally, Unitholders subject to the passive activity loss limitations would be able to utilize suspended passive losses from USRP to offset gain that they might be required to recognize on the Merger. Any passive losses not so used may not be available until the Unitholder disposes of his entire interest in the REIT Corporation.

         TAX BASIS IN COMMON STOCK. A Unitholder's aggregate tax basis in all Common Stock received in the Merger will equal his aggregate basis in Units minus his share of partnership liabilities, after adjustment for operations during the taxable year of the Merger and any gain or loss recognized on the Merger, but in any case not less than zero. This basis will be prorated among all Common Stock received by the Unitholder.

         HOLDING PERIOD IN COMMON STOCK. The holding period required for long-term capital gains treatment is more than one year for a 28% rate and eighteen months for a 20% rate. For holding period purposes, each share of Common Stock will be divided into two parts. Generally, one part will be the portion of the value of the Common Stock that is attributable to any ordinary income assets transferred by USRP in the Merger; its holding period will begin on the day following the Merger. The remaining part will be the portion of the value of the Common Stock that is attributable to capital assets or Section 1231 property (generally property used in a trade or business which has been held for more than one year and is subject to an allowance for depreciation or is real property, other than inventory or property held primarily for sale to customers in the ordinary course of the taxpayer's trade or business) transferred in the Conversion; such part will have a holding period which will include (a) under the Transfer of Partnership Interests Approach, the holding period of the Unitholder in his Units and (b) under the Transfer of Assets Approach, the holding period of USRP in the Common Stock distributed. USRP's holding period in the Common Stock will include the period the assets transferred were held by USRP, provided the assets were capital assets or Section 1231 property on the date of the exchange. Thus, a portion of each share of Common Stock distributed to a Unitholder will have a holding period in the hands of the Unitholder which will include the holding period of USRP in certain assets transferred to the REIT Corporation, while another portion of each such share of Common Stock in the hands of the Unitholder will have a holding period which will commence with the date following the Merger. As a result, a sale or disposition of any such Common Stock by the Unitholder within one year and one day after the date of the Merger will generate both long-term and short-term capital gain or loss, as the case may be, to the Unitholder.

PRINCIPAL UNITHOLDERS

         The following table set forth certain information regarding the beneficial ownership of Units by (i) each person or group within the meaning of
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, who is known to management of the Managing General Partner to be the beneficial owner of more than 5% of the outstanding Units, (ii) each director and each executive officer of the Managing General Partner and (iii) all directors and executive officers of the Managing General Partner as a group. Except as otherwise indicated, each person named in the table below has sole voting and investment power with respect to all Units shown as beneficially owned by such person, as of August 31, 1997. Each of the directors and executive officers of the Managing General Partner has informed the Managing General Partner that he will vote all of his Units in favor of the Proposal.



Name and Address of                     Number of Units          Percentage of
Beneficial Owner(1)                  Beneficially Owned              All Units
-------------------                  ------------------              ---------
Robert J. Stetson....................     404,500(2)(3)                4.7%
Fred H. Margolin.....................     418,465(2)(3)                4.8%
David K. Rolph.......................     383,285(2)                   4.4%
Darrel L. Rolph......................     384,285(2)                   4.4%
Eugene G. Taper......................         540                        *
QSV Properties, Inc..................     380,000(4)                   4.4%
All directors and executive
 officers as a group (6 persons).....     450,505(2)                   5.2%
--------------------------
*    Less than 1%.

(1) The address of each of these persons and entities is 5310 Harvest Hill Road, Suite 270, Dallas, Texas 75230.

(2) Includes 380,000 Units beneficially owned by QSV Properties, Inc., of which Messrs. Stetson, Margolin, David Rolph and Darrel Rolph are the stockholders and directors.

(3) Includes 10,000 Units issuable upon the exercise of an option which is immediately exercisable.

(4) Includes 300,000 Units issuable upon the exercise of an option which is immediately exercisable.

EXPENSES OF SOLICITATION

         The expense of the solicitation of proxies for the Special Meeting will be borne by USRP. In addition to the solicitation of proxies by mail, solicitation may be made by the directors, officers and employees of the Managing General Partner by other means, including telephone, telecopy or in person. No special compensation will be paid to directors, officers or employees for the solicitation of proxies. To solicit proxies, USRP will also request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for the reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies. _____________ has been retained to assist in the solicitation of proxies for a fee not to exceed $__________, plus reimbursement of out-of-pocket expenses. No officer or director of the Managing General Partner has an interest in, or is related to any principal of, ________________.

OTHER MATTERS

         Management of the Managing General Partner is not aware of any other matters to be presented for action at the Special Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                                       By order of the Board of Directors of QSV Properties, Inc.



                                       Fred H. Margolin, Secretary

September ___, 1997
Dallas, Texas

         LIMITED PARTNERS ARE URGED, REGARDLESS OF THE NUMBER OF UNITS OWNED, TO DATE, SIGN AND RETURN THE ENCLOSED PROXY. YOUR COOPERATION IN GIVING THESE MATTERS YOUR IMMEDIATE ATTENTION AND RETURNING YOUR PROXY PROMPTLY IS APPRECIATED.

                                   APPENDIX A
                               FORM OF TAX OPINION

                    AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
AUSTIN
BRUSSELS
HOUSTON
LONDON
LOS ANGELES
MOSCOW
NEW YORK
PHILADELPHIA
SAN ANTONIO
WASHINGTON
ATTORNEYS AT LAW

                   A REGISTERED LIMITED LIABILITY PARTNERSHIP
                       INCLUDING PROFESSIONAL CORPORATIONS

                               1700 PACIFIC AVENUE
                                   SUITE 4100
                            DALLAS, TEXAS 75201-4675
                                 (214) 969-2800
                               FAX (214) 969-4343


                     WRITER'S DIRECT DIAL NUMBER (214) 969 -



  October ___, 1997


U.S. Restaurant Properties Master L.P.
c/o QSV Properties, Inc.
Managing General Partner
5310 Harvest Hill Road, Suite 270
Dallas, Texas 75230

Ladies and Gentlemen:

     You have asked us to serve as special tax counsel for the purpose of rendering our opinion regarding the tax treatment resulting from the Exchange (as defined below) (i) to the holders of limited partnership interests in U.S. Restaurant Properties Master L.P. ("Units" of "Unitholders" of "USRP") and (ii) to QSV Properties, Inc. ("QSV") with respect to its 1% equity interest as a general partner of USRP and its interest as general partner of U.S.Restaurant Properties Operating, L.P. (its "Operating Interest" in "USRP Operating"). This letter expresses our opinion on those issues.

     In rendering our opinion, we have examined the Proxy Statement/Prospectus dated May 12, 1997 and the supplemental Proxy Statement dated September __, 1997 and other documents related thereto (collectively, the "Proxy Statements"). In addition, we are relying upon certain representations made by USRP and QSV, the general partner of USRP. Further, we have relied upon your representation that you have reviewed the content of this letter as to the factual matters set forth herein and that such factual matters are correct. Our opinion is based upon the current and continued correctness of such representations. To the extent any representation is made to the best knowledge of a person, we have assumed the accuracy of such knowledge. The current or future inaccuracy of any such representation could change our opinion with respect to the issues considered. Our opinion is also based upon current law, which is subject to change (possibly retroactively), and both binding and non-binding rulings issued by the Internal Revenue Service (the "IRS"). Our opinion represents our best legal judgment on the issues considered and

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
U.S. Restaurant Properties
October ____, 1997
Page 2



is not binding on the IRS or a court of law. Thus, there can be no assurance that the IRS or a court would agree with our opinion.

     We have not expressed our opinion on any other issue nor have we acted as counsel in other capacities in connection with the preparation of the Proxy Statements (as defined below). Except as explicitly set forth below, we express no opinion as to the tax consequences to any party, whether federal, state, local, or foreign, of the Merger (or related transactions), nor do we express any opinion regarding the treatment of the REIT as a "real estate investment trust" under federal income tax law. In addition, we express no opinion as to the tax consequences of QSV's exchange of its Partnership Options for REIT Options or its receipt of the Contingent Stock Right (as set forth below). No reference may be made to this opinion letter in any financial statement, registration statement or other document, nor may this opinion letter be distributed in any manner without our prior written consent (except the letter may be referred to in and distributed with the supplemental Proxy Statement related to the Merger dated September __,1997).

                               STATEMENT OF FACTS

  USRP and QSV have represented that and we understand the facts to be as follows:

  A.       DESCRIPTION OF THE PARTIES.

     USRP is a Delaware master limited partnership formed in 1985 by Burger King Corporation ("BKC") and QSV, both of which were at the time wholly-owned subsidiaries of The Pillsbury Company. In 1986, USRP effected an initial public offering of units representing limited partnership interests in USRP ("Units") and used the offering proceeds to buy its initial portfolio of 128 properties from BKC. After the public offering, USRP was held 1% by QSV and 99% by the persons participating in the offering of Units. In 1994, QSV was purchased by its current shareholders. In March 1995, USRP's partnership agreement was amended to allow it to incur debt and acquire additional properties, including restaurant properties not affiliated with BKC.

     Currently, USRP is one of the largest publicly-owned entities in the United States engaged in the business of acquiring, owning, and managing restaurant properties. The properties owned and managed by USRP are leased to operators of fast food and casual dining restaurants on a "triple net basis." The restaurants include Burger King(R), and other national and regional brands including Chili's(R), Dairy Queen(R), Hardee's(R), KFC(R), Pizza Hut(R), Schlotzky's(R), Grandy's(R) and Taco Bell(R). USRP acquires properties either from third party

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
U.S. Restaurant Properties
October ____, 1997
Page 3



lessors or from operators on a sale-leaseback basis. Under a "triple net lease," the tenant is obligated to pay all costs and expenses, including all real property taxes and assessments, repairs and maintenance, and insurance. Triple net leases do not require substantial reinvestments by the property owner, and as a result more cash from operations may be used for acquisitions and distributions.

     As of August 31, 1997, USRP's diversified portfolio consisted of 507 restaurant properties located in 43 states, which vary in restaurant type, restaurant brand, geographic location, lessee and lease term (as set forth more fully herein), approximately 99% of which were leased. The remaining restaurant properties are idle pending releasing. In addition, USRP holds first mortgages on 14 restaurant properties representing less than 2% of its assets by value. Moreover, USRP has entered into binding contracts to acquire an additional 39 restaurant properties. USRP owns the majority of its properties through a subsidiary operating partnership, USRP Operating, which holds USRP's interest in its restaurant properties. USRP owns a 99.01% limited partnership interest in USRP Operating and QSV owns the remaining .99% general partnership interest. In addition, USRP (in connection with USRP Operating) owns 65 of its properties through two Delaware business trusts used to obtain mortgage financing for USRP. USRP owns a few of its properties through other partnerships formed to hold specific properties.

     Pursuant to the USRP partnership agreement, QSV, as general partner of USRP, is entitled to allocations and distributions with respect to its interest in the partnership capital and profits (the "GP Interest"). In addition, apart from its GP Interest, QSV currently holds certain compensatory options that are exercisable for USRP units (the "Partnership Options"). In its capacity as managing general partner of USRP Operating, QSV holds a general partner interest in USRP Operating (the "Operating Interest"). The Operating Interest entitles QSV to both 0.99% of the profits and payments ("Management Rights") for acting as the general partner of USRP Operating.

     For certain business reasons, including (i) to enable the business to reach funds in markets not otherwise accessible under the current master limited partnership structure, but which USRP believes can be reached in the form of a "real estate investment trust," (ii) to provide greater liquidity to Unitholders and (iii) to obviate the expensive and burdensome process of issuing K-1's to many partners, USRP desires to engage in the Transaction (as defined below).

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
U.S. Restaurant Properties
October ____, 1997
Page 4


  B.       THE TRANSACTION.

     In order to achieve its business plans as described above, a newly formed Maryland corporation, U.S. Restaurant Properties, Inc. (the "REIT"), has been formed to consummate the steps described in this paragraph (the "Transaction"). The REIT formed a Delaware subsidiary limited partnership, USRP Acquisition, L.P., ("Sub Partnership") of which the REIT initially owns 100% directly of the limited partnership interests and owns the general partnership interest through a newly-formed wholly owned subsidiary ("REIT Sub") (intended to qualify as a "qualified REIT subsidiary" as defined in Section 856(i) of the Internal Revenue Code of 1986, as amended (the "Code")).

     On the date hereof, pursuant to a Delaware law merger, Sub Partnership will be merged with and into USRP (the "Merger") with USRP being the surviving entity ("Temporary USRP"). Pursuant to the Merger, USRP Unitholders will receive shares of the REIT in exchange for their interests in USRP (an "Exchange"). Pursuant to the Merger, QSV will receive shares of the REIT in exchange for its GP Interest in USRP (an "Exchange") and will withdraw as managing general partner. On the date hereof and contingent on the closing of the Merger, QSV will transfer its Operating Interest to the REIT in exchange for shares of the REIT (an "Exchange") and a contingent right to additional REIT shares to be received in the year 2000 (the "Contingent Stock Right"). QSV will exchange its Partnership Options for options with substantially equivalent terms which are exercisable into shares of REIT stock ("REIT Options"). After the Merger, Temporary USRP and USRP Operating will be combined through a state law merger of Temporary USRP with and into USRP Operating (the resulting single partnership (referred to herein as "New USRP") being held by the REIT and REIT Sub (as general partner)). As a result of the Transaction, the former partners of USRP (including QSV with respect to its GP Interest) will own shares of stock in the REIT and New USRP will be held by QSV and the REIT with REIT Sub acting as the general partner.

     The REIT will make an election under Section ss.856(c)(1) of the Code, to be taxed as a "real estate investment trust." As soon as practicable after the Merger described above, the REIT intends to engage in an offering to the public (an "Offering") of shares of its stock for cash (members of the public who purchase such shares are referred to herein as "Public Purchasers") and may engage in other offerings of its shares of stock for cash in the future. Any cash received pursuant to a successful Offering will be contributed by the REIT (either through its limited partnership interest or through REIT Sub) to New USRP. Although the exact use of the proceeds from the Offering cannot be determined until the amount of such proceeds are established, New USRP intends to use the cash either (i) to purchase new properties and mortgages in accordance with the same business plan as currently employed by USRP or (ii) to pay off existing debt and

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
U.S. Restaurant Properties
October ____, 1997
Page 5


mortgages on real property held by USRP. In connection with the purchase of new properties, some properties may be what are known as "co-branded" properties, which are properties on which a fast-food franchise will operate within another business, such as a gas station.

  C.       OTHER REPRESENTATIONS.

     In addition to representing the accuracy of the facts set forth above, you have represented the following to us with respect to our opinion:

  (a) No stock or securities of the REIT will be issued for services rendered to or for the benefit of the REIT in connection with the proposed transaction; and no stock or securities of the REIT will be issued for indebtedness of the REIT that is not evidenced by a security or for interest on indebtedness of the REIT which accrued on or after the beginning of the holding period of USRP for the debt.

  (b) The Exchanges are not the result of the solicitation by a promoter, broker, or investment firm.

  (c) The Unitholders and QSV (with respect to its GP Interest and Operating Interest) will not retain any right or continuing interest in USRP or USRP Operating or their property and pursuant to the Federal income tax characterization of the Exchanges, Unitholders and QSV should not be considered to retain any right or continuing interest in the property directly or indirectly transferred to the REIT.

  (d) At the time of the Merger, the adjusted basis and the fair market value of the assets of USRP will be equal to or exceed the sum of the liabilities of USRP including any liabilities to which the transferred assets are subject.

  (e) At the time of the Merger, the adjusted tax basis of the Unitholders and QSV in their interests in USRP, will exceed the share of USRP liabilities allocated to such person.

  (f) At the time of the Merger, the adjusted tax basis of QSV in the Operating Interest will exceed QSV's allocable share of the liabilities of USRP Operating.

  (g) The liabilities of USRP at the time of the Merger were incurred in the ordinary course of business and are associated with the assets to be transferred.


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U.S. Restaurant Properties
October ____, 1997
Page 6


  (h) There is no indebtedness between the REIT, on the one hand, and USRP or QSV, on the other, and there will be no indebtedness created in favor of the Unitholders or QSV as a result of the transaction.

  (i) The Exchanges will occur under a plan agreed upon before the Transaction in which the rights of the parties are defined.

  (j)             All Exchanges will occur on the same date.

  (k) There is no plan or intention on the part of the REIT to redeem or otherwise reacquire any stock or indebtedness to be issued in the Transaction.

  (l) To the best of the knowledge of USRP, as a result of the Exchanges and any successful Offering, taking into account any issuance of additional shares of the REIT stock; any issuance of stock for services; the exercise of any transferee stock rights, warrants, or subscriptions; a public offering of the REIT stock; and the sale, exchange, transfer by gift, or other disposition of any stock of the REIT to be received in the Exchanges, Unitholders, QSV and any Public Purchasers will be in "control" of the REIT within the meaning of Section 368(c) of the Code. For purposes of this representation, USRP represents that to the best of its knowledge, no Unitholder or QSV will be under a binding commitment to transfer its REIT stock at the time of the Exchanges.

  (m) The stock issued in the Exchanges will be approximately equal to the fair market value of the property transferred to the REIT.

  (n) The REIT will remain in existence and, through New USRP and its subsidiaries, retain and use the property transferred to it in a trade or business.

  (o) There is no plan or intention by the REIT (or New USRP and its subsidiaries) to dispose of the deemed transferred property other than in the normal course of business operations.

  (p) Each of the parties to the Transaction will pay its own expenses, if any, incurred in connection with the Transaction.


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U.S. Restaurant Properties
October ____, 1997
Page 7


  (q) USRP and USRP Operating are not under the jurisdiction of a court in a title 11 or similar case (within the meaning of section 368(a)(3)(A)), and the REIT stock issued in the Exchanges will not be used to satisfy any indebtedness of Unitholders or QSV.

  (r) The REIT will not be a personal service corporation within the meaning of Section 269A of the Code.

  (s) Neither USRP nor USRP Operating accumulated receivables or made extraordinary payment of payables in anticipation of the Transaction.

  (t) The value of any REIT stock deemed to be received by USRP in exchange for accounts receivable will be equal to the net value of the accounts transferred, i.e. the face amount of the accounts receivable previously included in income less the amount of the reserves for bad debts.

  (u) Except with respect to the contingent shares issued for the Operating Interest, the stock of the REIT issued will neither be placed in escrow nor be issued later under a contingent stock arrangement.

  (v) The quality and level of risks of the assets directly or indirectly transferred to the REIT will be substantially identical to the quality and level of the risks of the assets that were held by USRP and will be held by the REIT after the transfer.

  (w) There is no plan or intention for the REIT to depart in any way from the current investment strategy or practice of USRP. For this purpose, USRP's investment practice would be determined by taking into account the relative values, natures, and mix of assets in its portfolio historically and immediately before the Transaction.

  (x) Neither the "co-branded" properties nor the mortgages of restaurant properties represent a departure from its current investment strategy nor change the risk characteristics of the real estate portfolio held by USRP.

  (y) The REIT will make an election under Section 856(c)(1) of the Code to be taxed as a "real estate investment trust" and will comply with the requirements under Section 856 et seq. and the Treasury Regulations promulgated thereunder.


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U.S. Restaurant Properties
October ____, 1997
Page 8


  (z) The REIT will own 100% of the stock of REIT Sub at all times during the entire period REIT Sub was in existence and the REIT will treat REIT Sub as a "qualified REIT subsidiary" within the meaning of Section 856(i)(2) of the Code.

                                    OPINIONS

           Based upon the facts set forth in the opinion, the representations given by USRP and QSV to us and the law, our opinions with respect to the Exchanges are as follows:

         (1) We believe that for federal income tax purposes a Unitholder receiving solely REIT stock in exchange for Units as a consequence of the Merger should not recognize gain.

         (2) We believe that for federal income tax purposes QSV receiving solely REIT stock in exchange for its GP Interest as a consequence of the Merger and QSV receiving solely REIT stock on the date hereof in exchange for its Operating Interest should not recognize gain.

We note in particular, and as described more fully below, that the conclusion that gain is not recognized is in part premised on (i) the representation that the liabilities of USRP do not exceed the adjusted basis of USRP in its assets and that the liabilities of USRP allocated to any Unitholder or QSV do not exceed the adjusted basis of such Unitholder or QSV in their Units or GP Interest, respectively and (ii) the representation that the liabilities of USRP Operating allocated to QSV with respect to its Operating Interest do not exceed the adjusted bases of QSV in such interests. If in fact the liabilities of USRP were to exceed the adjusted basis of its assets, the liabilities of USRP allocated to any Unitholder or QSV with respect to its GP Interest were to exceed the adjusted basis of their respective interests or the liabilities of USRP Operating allocated to QSV with respect to its Operating Interest were to exceed the adjusted basis of its Operating Interest, each Unitholder or QSV, as the case may be, would recognize gain with respect to such excess.

                                    ANALYSIS


     It is unclear for federal income tax purposes whether the Transaction should be analyzed as a transfer of the Units and the GP Interest to the REIT in exchange for REIT stock (the


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AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
U.S. Restaurant Properties
October ____, 1997
Page 9


"Transfer of Partnership Interests Approach") or as a transfer by USRP of all of its assets to the REIT in exchange for REIT stock followed by a liquidating distribution of such REIT stock by USRP to the Unitholders and QSV (the "Transfer of Assets Approach"). As more fully described below, either approach should, in general, qualify for nonrecognition treatment under Section 351 of the Code.

A.         Overview

     In general, pursuant to Section 351 of the Code, no gain or loss is recognized (except as provided in Section 357) upon the transfer of property to a corporation solely in exchange for such corporation's stock if immediately after such exchange, the contributing persons are in control of the corporation. For this purpose, Section 368(c) of the Code defines the term "control" as the ownership of stock possessing at least 80% of the total combined voting power of all classes of stock entitled to vote and at least 80% of the total number of shares of all other classes of the corporation.

     Under the Transfer of Assets Approach, the REIT will be deemed to have issued its stock (and the Contingent Stock Right) to USRP in exchange for its assets, which such stock (and the Contingent Stock Right solely to QSV) will thereafter be distributed to USRP Unitholders and QSV. Under the Transfer of Partnership Interests Approach, the REIT will be deemed to have issued stock (and the Contingent Stock Right to QSV) directly to the Unitholders and QSV in exchange for Units and the GP Interest. In addition, the REIT may engage in an Offering wherein Public Purchasers will transfer cash to the REIT in exchange for REIT stock, which may be of a different class. Any Public Purchasers might be considered "transferors" with respect to the Section 351 exchange and, therefore, may count with regard to meeting the "control" requirement provided in Section 351. See Treasury Regulation Section 1.351-1(a)(3), LTR 9540004 (April 18, 1995), LTR 9436022 (June 8, 1994), LTR 8825062 (March 24, 1988), LTR
8208195 (November 30, 1981) and GCM 37409 (February 9, 1978). If so, USRP and QSV (or the Unitholders and QSV) and Public Purchasers will constitute the transferors to the REIT and will hold more than 80% of the total combined voting power of all classes of stock entitled to vote. If any Offering is not treated for purposes of Section 351(a) as part of the same transaction, then USRP and QSV (or the Unitholders and QSV) will constitute the transferors to the REIT and will hold more than 80% of the total combined voting power of all classes of stock entitled to vote. Under the Transfer of Assets Approach, although the REIT stock deemed received by USRP will be deemed to have been immediately distributed to the Unitholders and QSV, this should not violate the "control" requirement of Section 368(c). See Rev. Rul. 84-111, 1984-2, C.B. 88, LTR 9409035 and LTR 9138043 (June 24, 1991). Thus, the "control" requirement is met and, therefore, the transfer described above otherwise qualifies under the general rule of Section 351(a).


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U.S. Restaurant Properties
October ____, 1997
Page 10


B.         "Investment Company"

     Pursuant to Section 351(e)(1), the transfer of property to an "investment company" will not qualify for non-recognition treatment under the general rule of Section 351(a). Although the Code does not further define the term "investment company," Treasury Regulations Section 1.351-1(c)(1) dictates that property will be considered to be transferred to an "investment company" if "(i) The transfer results directly or indirectly, in diversification of the transferors' interest, and (ii) The transferee is (a) a regulated investment company [or] (b) a real estate investment trust." Therefore, in order to be considered an investment company, two requirements must be met: (i) the transfer must result in diversification of the transferor's interest and (ii) the transfer must be to a real estate investment trust.

     Because the REIT intends to and you have represented to us that the REIT will make an election under Section 856(c)(1) of the Code and otherwise meet the necessary requirements under Section 856(a), the transferee (the REIT) intends to be taxed as a real estate investment trust as defined in Section 856(a) of this Code. Therefore, the transfer is clearly to a real estate investment trust. To the extent the transfer is deemed to result in "diversification of the transferor's interest," the deemed exchange will be outside the general nonrecognition rule of Section 351(a).

     Under Treasury Regulation Section 1.351-1(c)(5), a transfer is considered to result in the diversification of the transferor's interest "if two or more persons transfer nonidentical assets to a corporation in the exchange." Because both the deemed asset contribution and any Offering are pursuant to the same plan and contemporaneously implemented, for purposes of Section 351(e) it may be proper to treat the deemed asset contribution and such an Offering as one transaction. In fact, under Treas. Reg. ss.1.351-1(c)(2) a change in circumstances after an otherwise qualifying Section 351(a) transaction "pursuant to a plan in existence at the time of the transfer" shall affect the "investment company" determination. If the Offering is considered in the analysis under
Section 351(e), then, for purposes thereof, USRP will be deemed to contribute its real property assets to the REIT and the Public Purchasers will be deemed to contribute cash to the REIT all in exchange for REIT stock in a single transaction. See GCM 39253 (July 6, 1984).


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U.S. Restaurant Properties
October ____, 1997
Page 11

     In Revenue Ruling 87-9, 1987-1 C.B. 133, shareholders of Y corporation transferred their Y stock to X, a newly organized corporation which qualified as a "regulated investment company" under section 851 of the Code, in exchange for stock of X. In addition to the transfers by the Y shareholders, other persons transferred cash to X in exchange for X stock. These transfers otherwise qualified as a tax-free incorporation under Section 351(a) of the Code. At issue, was whether such transfers constituted a transfer to an "investment company" within the meaning of Section 351(e)(1) of the Code. Since the transferee was a "regulated investment company," if the transfer resulted in diversification of the transferors' interest, then such an exchange would be considered a transfer to an "investment company." The ruling held that Y stock and cash are not identical assets. Therefore, because transferors transferred non-identical assets, the transfer was considered to result in diversification of the transferors' interests.

     In GCM 39253 which analyzed Rev. Rul. 87-9, the GCM stated that since cash "is not an asset upon which gain or loss can be realized and therefore, can be used to achieve diversification without the recognition of gain or loss, a contribution of cash is the same as if the transferors contributing cash had used the cash to purchase diverse stocks and then contributed these stocks to [the transferee corporation]." Thus, on the facts presented, this ruling considers a transfer of cash in connection with the transfer of any other asset as causing diversification.

     Taken in the aggregate, under the Transfer of Assets Approach, the deemed transfer of assets by USRP to the REIT, or, under the Transfer of Partnership Interest Approach, the deemed transfer of the Units and the GP Interest, on the one hand, and the contribution of cash by the Public Purchasers in the Offering to the REIT in exchange for stock on the other, could be argued to result in diversification to USRP (or the Unitholders and QSV) and would otherwise be considered a transfer to an "investment company." However, as discussed more fully below, such transfers should not be considered to result in "diversification of the transferors' interest" and therefore, should not be considered a transfer to an "investment company" under Section 351(e)(1) under the facts presented herein.

     "Swap funds" (also known as "exchange funds") gained their prominence in the late 1950's and early 1960's. In a typical "swap fund" transaction, a promoter would encourage investors holding appreciated securities in one or a few issuers to exchange such securities for shares in a newly formed corporation which would be registered with the Securities Exchange Commission (the "SEC"). The new corporation would operate as a diversified investment company, with redeemable shares. Thus, investors would achieve diversification while retaining liquidity in the shares of the fund. Because of the taxation of the inherent gain if such securities were sold, investors typically could not afford to sell and invest in a diversified portfolio without losing substantial portions of their investment.


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U.S. Restaurant Properties
October ____, 1997
Page 12


     In order to combat the creation of "swap funds," the Foreign Investors Tax Act of 1966 ("FITA 1966") amended Section 351 of the Code to prevent the creation of "swap funds." It is clear from the legislative history to the FITA 1966, that the type of diversification to which current Section 351(e)(1) of the Code is aimed, is "economic diversification." Senator Long of Louisiana illustrated the use of "swap funds" to achieve economic diversification:

         Suppose someone owns stock which has been in the family for a long time, which was worth $100 a share when it was purchased. It is now worth $5,000 a share. Suppose he gets half a million dollars worth of that stock. If he sells it he has to pay one fourth of the profits on it in taxes. Therefore, he is not going to sell it. He will keep it. He would like to diversify his risk and put it into a common fund with some other stocks and have his interest in the fund and, therefore, not have as much risk in having all of his eggs in one basket.

In addition, the House of Representatives Way and Means Committee Report ("Ways and Means Report") to the Tax Reform Act of 1976 ("TRA 1976") extending the application of the "swap fund" rules to partnerships, explained, in part, the diversification sought by individuals entering into such a transaction:

         An individual who owns one of a few blocks of appreciated stock or securities in a public corporation often wants to diversify his holdings in order to minimize his market risks (and for other reasons).

H.R. Rep. No. 1049, 94th Cong., 2d Sess. 4 (April 27, 1976). The Ways and Means Report also noted that a "[a] wealthy individual who has successfully managed his own investments but concentrated in a few blue-chip stocks and who fears he may subsequently be exposed to serious risks of loss in a falling market may also be attracted to an exchange fund." Therefore, in order for a transferor to be considered to have diversified his interests, the transfer must have somehow achieved an "economic diversification" of such interest.

Not only must a transferor diversify his economic interests, that diversification must be significant. This concept is illustrated in Treasury Regulation Section 1.351-1(c)(5), which states that "if any transaction involves one or more transfers of non-identical assets which, taken in the aggregate, constitute an INSIGNIFICANT portion of the total value of assets transferred, such transfers shall be disregarded in determining whether diversification has occurred." (Emphasis

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U.S. Restaurant Properties
October ____, 1997
Page 13

added.) Treasury Regulation Section 1.351-1(c)(7) (Example 1) illustrates this "insignificant diversification" where three individuals A, B, and C organize a corporation in which A and B each transfer $10,000 worth of stock in X corporation (which is listed on the New York Stock Exchange) in exchange for 50 shares of stock each and C transfers $200 worth of readily marketable securities in Y corporation for one share of stock. The example holds that C's participation in the transaction will be disregarded. Therefore, the example holds that there is no diversification as to A and B, and, thus, the transaction will be treated as a tax-free incorporation. Inherent in the result of this example, is that the $200 of Y stock transferred to the corporation in relation to the $20,000 of X stock transferred was insignificant. Neither A nor B realized any "significant economic diversification" with respect to their transfers of X stock. GCM 39253, in analyzing Rev. Rul. 87-9, states that cash contributed is a diversifying asset, except to the extent the amount of cash contributed is insignificant. The GCM found that cash equal to 11% of the corporation's initial capitalization, was significant. In addition, the General Explanation of TRA 1976, in explaining the application of the "swap fund" rules to mergers of investment companies, stated that the legislation required the recognition of gain or loss on a statutory merger of an undiversified investment company "if the result of the exchange is to achieve significantly more diversification for the shareholders of that company than existed before the exchange." Staff of the Joint Committee on Taxation, H.R. 10612, 94th Cong., 2d Sess, General Explanation of the Tax Reform Act of 1976, 662 (Comm. Print December 29, 1976) (Emphasis added). Therefore, the type of "diversification" to which Treasury Regulation Section 1.351-1(c)(1)(i) is concerned, is "significant economic diversification."

     Neither the legislative history to the FITA 1966 (which added the "investment company" restriction to Section 351 of the Code) nor the legislative history to the TRA 1976 (which added the "investment company" restriction to
Section 368 and Section 721 of the Code) referred to any abuse in Section 351 incorporations or Section 368 reorganizations involving a "real estate investment trust." However, the Treasury Regulations issued pursuant to FITA 1966 and the amendments to Section 368 of the Code, included in the definition of "investment company" diversifying transfers of assets to a "real estate investment trust" as defined in Section 856(a) of the Code. With respect to transfers to "real estate investment trust," owners of single pieces of real property can diversify their real property holdings by contributing such property to a corporation in exchange for shares and thereby spread such transferor's economic risk among the various pieces of real property held by the real estate investment trust.

     With regard to transfers of securities to "regulated investment companies" as defined in Section 851(a) of the Code, pursuant to a literal reading of Treasury Regulations Section 1.351-1(c)(5) an exchange of two portfolios of stock, although diversified, which are not IDENTICAL with respect to each other, would ORDINARILY be considered a taxable exchange upon the transfer to a


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AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
U.S. Restaurant Properties
October ____, 1997
Page 14

newly formed corporation in exchange for stock of such corporation. However, it is clear from the legislative history of FITA 1966 and TRA 1976, that such transfers were not the focus of the "swap fund" amendments to Section 351 and
Section 368 of the Code. The legislative history to TRA 1976 states that "if two or more investment companies (or their shareholders) participate in an exchange, the transaction will continue to be eligible for tax-free reorganization treatment if both companies have DIVERSIFIED PORTFOLIOS before the exchange." General Explanation of the Tax Reform Act of 1976, 661. (Emphasis added). To this end, Section 368(a)(2)(F) (the result of TRA 1976) provides that a reorganization under Section 368(a) involving two or more "investment companies" (for this purpose a real estate investment trust is an investment company), will not be taxable pursuant to Section 368(a)(2)(F)(i) if the investment companies are "diversified." For this purpose a "real estate investment trust" is considered PER SE "diversified." Therefore, two single asset real estate investment trusts could merge under Section 368(a)(1)(A) and not be taxable under Section 368(a)(2)(F).

     The "swap fund" legislation, its legislative history and the resulting regulations primarily focus on diversifying transfers with respect to marketable securities. However, by analogy to the diversification standard provided in
Section 368(a)(2)(F)(ii) relating to marketable securities, USRP would be considered to hold a diversified portfolio of real estate. The focus under
Section 368(a)(2)(F)(ii) is on a concentration of the transferor's investment in any one issuer. With respect to real estate, a lessee is similar to an issuer in that each lessee differs in its wherewithal to pay. Thus, in testing USRP's concentration of assets, the proper focus is on the level of concentration of assets in a single lessee. As of August 31, 1997 of the 507 properties owned by USRP, no more than 25% of the value of its total assets is invested in any one lessee or issuer (in the case of a mortgage) (actually 13%) and not more than 50% of the value of its total assets is invested in five or fewer lessees or issuers (in the case of mortgages) (actually 29%). Therefore, based on the only bright line diversification standard provided in Section 368(a)(2)(F), USRP should be considered to hold a diversified portfolio of assets, and therefore, the Merger, in connection with the Offering, should not be considered to result in significant diversification of USRP (or its Unitholders) interests.

     Prior to the recent amendments to Treasury Regulation Section 1.351-1(c), which pursuant to T.D. 8663 added subparagraph (6), the IRS, through private rulings, allowed multiple transfers of diversified portfolios of securities to a newly formed corporation in exchange for the stock of such corporation to be tax-free under Section 351(a) of the Code. SEE E.G., LTR 9621006 (February 8,
1996). In these rulings, the taxpayers typically represented that each transferor was transferring a portfolio of assets which were "diversified." In addition, the IRS issued several rulings in which certain transferors would transfer diversified portfolios of securities to a newly formed corporation in exchange for stock of such corporation and

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
U.S. Restaurant Properties
October ____, 1997
Page 15


simultaneously the corporation would engage in a public offering of its stock for cash; stepped together, the result was a transfer of securities by some and a transfer of cash by others. See, LTR 9421018 (February 23, 1994) and LTR 9421014 (February 23, 1994). However, in these rulings, the taxpayers represented that (1) the investment objectives of the corporation would not differ after its organization and (2) that the cash contributed would be used to purchase assets similar to those transferred. Those facts were not present in Revenue Ruling 87-9, where cash was considered a per se diversifying asset, thus the rulings were not inconsistent with that Revenue Ruling. Further, these rulings confirm that Treasury Regulation Section 1.351-1(c)(5)'s seemingly absolute admonition that diversification results from two transfers of "nonidentical assets" must be interpreted consistent with the legislative histories that significant economic diversification must result from transfers if Section 351(e) is to be applicable to otherwise qualifying Section 351 transactions.

     In LTR 9421014 an investment limited partnership which owned a widely diversified portfolio of stocks and securities planned to convert into a regulated investment company. To this end, a trust was formed (which for federal income tax purposes was treated as a corporation) to which the partnership transferred substantially all of its assets in exchange for the stock. Thereafter, the partnership liquidated and distributed the shares of stock to its partners. Subsequent to the incorporation of the partnership, the newly formed corporation engaged in a public offering of its shares of stock for cash. The partnership represented that each transferor transferred a diversified portfolio of securities, within the meaning of Section 368(a)(2)(F)(ii) of the Code. In addition, the partnership represented that "[t]he quality and level of risks of the assets transferred by each transferor will be substantially identical to the level of risks of assets that will be held by the transferee after the transfers." The partnership further represented that if the transferee promptly acquired assets with the transferred cash, the acquired assets would be deemed transferred and the cash would not be taken into account as a transferred asset. The transferee corporation also represented that it had "no plan or intention to depart in any way from the investment strategy or practice of [the partnership]. For purposes of this representation, [the partnership's] investment practice is determined by taking into account, among other things, the relative values, natures, and mix of assets in its asset portfolio historically and immediately before the proposed transfer." The ruling held that no gain or loss would be recognized by the transferors under Section 351(a) upon the transfer of the securities to the newly formed corporation. Inherent in this holding was the IRS's determination that such a transfer did not result in diversification of the transferor's interest and, therefore, such a transfer was not considered a transfer to an "investment company."

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
U.S. Restaurant Properties
October ____, 1997
Page 16


     Inherent in the IRS's rationale in granting these rulings, is that once a taxpayer reaches a level of economic diversification, by holding a certain mix of marketable securities, the purchase of additional, but nonidentical marketable securities does not therefore further diversify the taxpayer to any significant extent. As noted above, these rulings represent interpretations of
Section 1.351-1(c)(5) consistent with the applicable legislative history and, in our view, are an appropriate interpretation of that section, which provides that diversification "ordinarily" (not always) results from the transfer of nonidentical assets..

     Recently, the promulgation of Treasury Regulation Section 1.351-1(c)(6) further established such an interpretation of Section 1.351-1(c)(5). That regulation, which on its face purports to be an interpretation of Treasury Regulation Section 1.351-1(c)(5), provides that transfers of portfolios of securities are not considered to result in diversification if the portfolios transferred are diversified (within the meaning of Section 368(a)(2)(F)(ii)). The preamble to proposed Treasury Regulations Section 1.351-1(c)(6) stated that "the non-identical asset standard under Section 1.351-1(c)(2) is stricter that the test applied for combinations of investment companies under the corporate reorganization provisions [of Section 368(a)(2)(F)(ii)]." The preamble thus stated that the reason for adopting the language in paragraph (6) was to clarify that the Section 351(e) "investment company" exception to Section 351(a) of the Code did not prevent tax-free combinations of already diversified portfolios, and that combinations of already diversified portfolios are not inconsistent with the purposes of Section 351(e). Therefore, the Treasury Regulations allowed tax-free transfers of diversified yet non-identical portfolios of securities.

     The IRS has previously ruled that the conversion of a master limited partnership, holding real property interests, into a real estate investment trust (as defined in Section 856(a) of the Code), by transferring the assets of the partnership to a newly formed corporation in exchange for the stock of such corporation followed by the liquidation of the partnership and a distribution of those shares of stock to the partners, did not constitute a transfer to an "investment company" within the meaning of Section 351(e)(1) and, therefore, the transfer was otherwise tax-free under Section 351(a) of the Code. See LTR 8709030 (December 1, 1986) and LTR 8710062 (December 9, 1986). In each ruling, the transferor represented that there would be no diversification of the partnership's interest within the meaning of Section 1.351-1(c)(1)(i). In LTR 8817074 (February 3, 1988), a supplemental ruling to LTR 8709030, the corporation desired to engage in a public offering of its stock for cash. The ruling held that provided all other facts and representations on which the prior ruling was based are complete and accurate, the public offering would have no effect on the prior ruling.

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
U.S. Restaurant Properties
October ____, 1997
Page 17


     In LTR 9409035, a publicly traded limited partnership ("Partnership") which owned and operated real estate (as well as stock of two subsidiaries), planned to convert to a real estate investment trust as defined in Section 856(a) of the Code. Therefore, the partnership merged with and into a corporation ("Trust Sub") whose stock was held solely by a trust, which for Federal income tax purposes was treated as a corporation ("Trust"). The IRS treated the transaction as contribution of assets by the partnership to Trust in exchange for Trust units and a contribution of those assets by the partnership to Trust Sub as a contribution to capital. In addition, Trust issued a number of its shares to Corp B to terminate a service contract between Corp B and Partnership. Trust elected, under Section 856(c) of the Code to be taxed as a "real estate investment trust." Partnership represented that

                  [t]he quality and level of risks of the assets transferred (or deemed transferred) by [Partnership] to [Trust] and [Trust Sub] are substantially identical to the quality and level of risks of the assets that will be held by [Trust] and [Trust Sub] after the transfer.

     Trust also represented that any cash transferred to Trust and the Trust Sub (presumably from the Partnership) would be used to acquire assets and that such assets would be considered as transferred to Trust and the transferred cash would not be taken into account as a transferred asset. Partnership also represented that

                  [t]here is no plan or intention for [Trust] and [Trust Sub] to depart in any way from the investment strategy or practice of [Partnership].

     For purposes of this representation Partnership represented that its investment practice would be determined by "taking into account, among other things, the relative values, natures, and mix of assets in its asset portfolio historically and immediately before the proposed transaction."

     The ruling held that Partnership would, under Section 351(a), recognize no gain or loss on the deemed contribution of its assets to Trust except to the extent provided under Section 357(c). Inherent in this holding, is that the transfer did not result in "diversification" to Partnership within the meaning of Treasury Regulation Section 1.351-1(c)(1)(i) and, therefore, was not considered a transfer to "an investment company" within the meaning of Section 351(e)(1) of the Code.

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
U.S. Restaurant Properties
October ____, 1997
Page 18


     The deemed transfer of assets by USRP or the deemed transfer of Units and the GP Interest to the REIT, in connection with the Offering of REIT shares of stock for cash, should not be considered to "significantly economically diversify" the interests of USRP or its Unitholders or QSV. We understand that USRP currently owns a diversified portfolio of approximately 512 restaurant properties in 45 states (with an additional 40 restaurant properties under contract). You have represented to us that the character and type of USRP's restaurant properties that it currently holds and has under binding contract, can be broken down into five categories. With respect to each category, you have represented that your portfolio of restaurant properties is diversified.


         TYPE OF RESTAURANT: USRP holds two major categories of restaurants, full service dining and fast food. Currently, about 15% of the gross value of its assets is in full service restaurants.

         TYPES OF RESTAURANT BRANDS: USRP currently holds 48 different full service and fast food brands. The largest brand, Burger King, constitutes about 35% of the net book value of its assets.

         GEOGRAPHIC DIVERSITY: USRP owns assets in 43 states. Texas constitutes about 12% of its total revenue, and thereafter, the next largest state constitutes less than 5% of such revenues.

         TENANT DIVERSITY: USRP has 212 different tenants, the largest of which constitutes less than 13% of total revenues.

         LEASE TERM: Of its portfolio of properties, USRP has lease terms which run from 5 months remaining to 30 years. The average lease term is 12 years.

This breakdown and analysis of the various restaurant properties held by USRP demonstrates that its assets are not concentrated within any one type of restaurant, brand, geographic location, lessee or lease term. Therefore, standing alone, the transfer of USRP's real property holdings to the REIT would not be considered to result in "diversification," within the meaning of Treasury Regulation Section 1.351-1(c)(1)(i), to USRP or its Unitholders.

You have represented that the cash transferred in connection with the Offering, will be used in one of two manners: (1) to pay off existing debt and mortgages on real property held by USRP and/or (2) to purchase additional properties or mortgages under the same investment plan as currently employed by USRP. To the extent that the cash received is used to pay off debt and

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
U.S. Restaurant Properties
October ____, 1997
Page 19


mortgages secured by the real property, this should be considered as a purchase of additional undivided interests in the properties to which the mortgages are subject. Thus, taking into account the properties deemed acquired with the Offering cash and disregarding the cash transfer itself, the Public Purchasers would be considered to have transferred undivided shares of the existing USRP real properties which are secured by the mortgages. Therefore, this deemed contribution consists of identical real properties by both the Public Purchasers and USRP (and indirectly the Unitholders) and should not be considered to result in diversification of the interests of USRP.

     To the extent the cash transferred is used to purchase additional properties, those properties will be deemed to have been transferred by the cash participants in the Offering and the actual transfer of cash will be disregarded. You have represented that:

         The quality and level of risks of the assets deemed transferred to the REIT will be substantially identical to the quality and level of the risks of the assets that were held by USRP and will be held by the REIT after the transfer.

In addition, you have represented that:

         There is no plan or intention for the REIT to depart in any way from the current investment strategy or practice of USRP. For this purpose, USRP's investment practice would be determined by taking into account the relative values, natures, and mix of assets in its portfolio historically and immediately before the Transaction.

Thus, cash used to purchase additional properties should not be considered to result in "significant economic diversification," to USRP (or its Unitholders) and therefore, the transfer of the USRP properties (or the Units by the
Unitholders) in connection with the transfer of cash by the Offering participants, should not be considered the transfer of assets to an "investment company" within the meaning of Section 351(e)(1) of the Code.

     In connection with the Merger, QSV will contribute its Operating Interest in USRP to the REIT in exchange for REIT stock and a contingent right to additional REIT stock. QSV's Operating Interest entitles QSV to 0.99% of the Profits (as defined in the USRP Operating partnership agreement) of USRP Operating. In addition, in its capacity as Managing General Partner of USRP Operating, the partnership agreement of USRP Operating provides for the payment to QSV of certain fees with respect to its activities as the general partner of USRP

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
U.S. Restaurant Properties
October ____, 1997
Page 20


Operating. The transfer by QSV of its Operating Interests will encompass all of its rights under the USRP Operating partnership agreement.

     In situations where a REIT, acting as general partner of a partnership, receives "management" type fees from the partnership for acting in its capacity as general partner, the IRS has treated the portion of the fees which represent the REIT's capital interest in the partnership as qualifying as "rents from real property" under Section 856(d) of the Code. See LTR 9428018, LTR 9515005 and LTR 9502037. See also LTR 9514006 (wherein the IRS essentially treated interest from a loan by the REIT to an operating partnership as qualifying as "rents from real property"). By treating these management fees as "rents from real property," the IRS has essentially characterized such fees as allocable with respect to the REIT's interest in the partnership (i.e., in essence as an allocation of the partnership's profits). Likewise, QSV's receipt of the management type fees from USRP Operating, for purposes of determining whether the contribution of such general partner interest results in diversification to the transferors, should be treated the same as QSV's interest in the capital and profits of USRP Operating. These management type fees only represent QSV's increased interest in the USRP Operating assets. In fact, the USRP Operating partnership agreement contemplates that to the extent these fees are not characterized as fees paid to one other than a partner under Section 707(a) of the Code or as guaranteed payments under Section 707(c) of the Code, the fees should be specially allocated as Profits to QSV. The source of the income to pay these fees comes from the same source as to which the Profits allocations arise (i.e., the restaurant properties). Therefore, for purposes of determining whether QSV and the Unitholders have diversified their interests, QSV's contribution of its Operating Interest should be treated as if QSV contributed its proportionate share of the USRP Operating assets, which such interest includes both the 0.99% Profits and capital interest and the increased interest in cash flow from the management fees. Further, from the perspective of the partners of USRP, the issuance of REIT stock for the Operating Interest merely relieves a burden on the cash flow of the underlying assets; it does not alter the diversified pool of assets indirectly held by the partners of USRP. The issuance of stock to discharge management rights similar to those present here was a factor present in a previous IRS letter ruling under Section 351(e) in which the IRS ruled that the transfer qualified as an exchange under Section 351(a). See LTR 9409035.

C.         Deemed Liquidation of USRP under the Transfer of Assets Approach

     To the extent the Federal income tax characterization of the Transaction is the Transfer of Assets Approach, USRP will be deemed to be liquidated and the shares of stock of the REIT will be deemed distributed to each Unitholder and QSV. See LTR 9409035. In general, upon the liquidation of a partnership, Section 731(a) of the Code provides that no gain will be recognized

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
U.S. Restaurant Properties
October ____, 1997
Page 21

by a partner upon a distribution from the partnership except to the extent the amount of "money" distributed to such partner exceeds its adjusted tax basis in such partner's interest in the partnership immediately before the distribution.
Section 731(b) of the Code provides that a partner will recognize a loss on a distribution in liquidation of such partner's interest in the partnership only to the extent such partner's adjusted tax basis in its partnership interest exceeds the sum of (a) the amount of money distributed and (b) the partnership's basis in unrealized receivables and inventory distributed to such partner.

     Section 731(c) of the Code treats distributions of marketable securities as "money" for purposes of applying Section 731(a)(1). Under Section 731(c)(2), the term "marketable securities" means "financial instruments and foreign currencies which are, as of the date of distribution, actively traded (within the meaning of Section 1092(d)(1))." Under Treasury Regulation Section 1.1092(d)-1(a), for purposes of Section 1092(d)(1), the term "actively traded" includes any financial instrument "for which there is an established financial market." Under Treasury Regulation Section 1.1092(d)-1(b)(1) an "established financial market includes (i) A national securities exchange that is registered under Section 6 of the Securities Exchange Act of 1934; and (ii) An interdealer quotation system sponsored by a national securities association registered under Section 15A of the Securities Exchange Act of 1934." Under Section 731(c)(2)(C), the term "financial instrument" includes, among other things, stocks and other equity interests. Therefore, because the stock of the REIT will be traded on the NYSE or another system of trading which falls within the definition of Treasury Regulation Section 1.1092(d)-1 as a financial instrument traded on an "established financial market," the REIT stock distributed to the Unitholders is considered "marketable securities" within the meaning of Section 731(c). USRP will not meet any of the exceptions to the general rule of Section 731(c) as provided in (c)(3)(A). However, pursuant to Treasury Regulations finalized on December 26, 1996, and effective as of the same date, the distribution of the REIT stock pursuant to the Transaction as described above, would be excepted from the general rule of Section 731(c).

     Under Treasury Regulation Section 1.731-2(d)(ii) a distribution of a marketable security is not subject to Section 731(c) if the security was acquired by the partnership in a non-recognition transaction and (A) the value of any marketable securities and money (other than liabilities treated as money under Section 752) exchanged in the non-recognition transaction is less than 20% of the value (excluding all liabilities encumbering such assets) of all of the assets exchanged by the partnership in the transaction and (B) the partnership distributed such securities within five years of the date the partnership acquired such securities. Pursuant to the Transaction, USRP, under the Transfer of Assets Approach, is deemed to exchange all of its assets (including any monies and marketable securities) to the REIT in exchange for REIT stock in an exchange intended to qualify under Section 351 of the Code. Under that characterization,

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
U.S. Restaurant Properties
October ____, 1997
Page 22


USRP is then deemed to immediately liquidate and distribute the REIT stock to its Unitholders in complete liquidation of USRP. Thus, USRP will be deemed to receive the REIT stock in a non-taxable transaction and will be deemed to distribute such stock within a five year period from its acquisition date. Although modified in part, Treasury Regulation Section 1.731-2(d)(ii) follows the same exception provided in the proposed Treasury Regulations promulgated under Section 731(c). The preamble to the proposed Treasury Regulations, in describing the exception for non-recognition transactions, provides an example in which a partnership contributes substantially all of its assets to a corporation in a Section 351 transaction, where the partnership distributed such stock within five years. The preamble states that "[t]his exception recognizes that the marketable security in these situations is simply a substitute for the underlying assets exchanged in the non-recognition transaction."

     The legislative history to Sections 731(c) makes clear that the purpose of enacting this provision was to prevent what Congress perceived to be an abuse by taxpayers and partnerships where taxpayers as partners would exchange their interest in the partnership's appreciated assets for marketable securities while deferring or avoiding tax on the appreciation, by using the present-law rules relating to partnership distributions (i.e., the basis carryover rules of Section 732(c) of the Code). Typically, taxpayers engaging in business through partnerships would liquidate their interest in the partnership by a liquidating distribution consisting solely of securities from the partnership. Had the taxpayer received solely cash, to the extent that cash exceeded the taxpayer's adjusted tax basis in its partnership interest, the taxpayer would have recognized such amount as a gain. However, to the extent the taxpayer received marketable securities in lieu of cash, the taxpayer was able to defer or avoid tax on the appreciation in its share of the partnership assets because the distribution of property "other than cash" was tax-free to the taxpayer under
Section 731(a) of the Code. Although the legislative history to Section 731(c) does not make mention of a distribution of marketable securities upon the incorporation of a partnership, the focus of Section 731(c) was to prevent partners from liquidating their interest and deferring or avoiding its share of the inherent appreciation in the partnership assets.

     Thus, if, for Federal income tax purposes, the Transaction is analyzed under the Transfer of Assets Approach, the deemed distribution of the REIT stock upon the deemed liquidation of USRP should not, by reason of the application of
Section 731(c), be treated as a distribution of "money" under Section 731(a). Therefore, under Section 731(c), the Unitholders and QSV should recognize no gain or loss on the liquidation of USRP, except to the extent the amount of cash deemed distributed (pursuant to the application of Section 752(b)) exceeds such Unitholder's adjusted tax basis in its Units. This conclusion supports our opinions set forth above. In addition, under the Transfer of Assets Approach, the deemed distribution of the REIT

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
U.S. Restaurant Properties
October ____, 1997
Page 23


stock upon the deemed liquidation of USRP should not result in gain recognition to the Unitholders and QSV under Section 751(b). See LTR 964019.

                                   CONCLUSION

           The foregoing opinions of the Firm represent our best legal judgment on the issues discussed and are subject to the limitations discussed herein, including changes in law or the inaccuracy of any factual matter relied on herein.


                                      Very truly yours,



                                      Akin, Gump, Strauss, Hauer & Feld, L.L.P.



[NOTE:  THE QUANTITATIVE DATA RELATING TO THE BUSINESS OF USRP WILL BE UPDATED
 TO THE CLOSING DATE OF THE MERGER.]

                          AGREEMENT AND PLAN OF MERGER


         AGREEMENT AND PLAN OF MERGER, dated as of _______________, 1997 (the "Agreement"), by and among U.S. RESTAURANT PROPERTIES MASTER L.P., a Delaware limited partnership (the "Partnership"); U.S. RESTAURANT PROPERTIES, INC., a Maryland corporation (the "Company"); USRP ACQUISITION, L.P., a Delaware partnership and an indirectly wholly-owned subsidiary of the Company (the "Acquisition Subsidiary"); USRP MANAGING, INC., a Delaware corporation and wholly-owned subsidiary to the Company and general partner of the Acquisition Subsidiary (the "General Partner") and QSV PROPERTIES, INC., a Delaware corporation and the managing general partner of the Partnership ("QSV").

                                    RECITALS

         WHEREAS, Boards of Directors of QSV and of the Company have determined that it is in the best interests of the Partnership and the Company, respectively, to effect the merger provided for herein (the "Merger") upon the terms and subject to the conditions set forth herein;

         WHEREAS, the Company will have ownership rights in the assets of the Partnership pursuant to this Agreement, and in accordance therewith, the Company has caused to be formed and organized the General Partner and the Acquisition Subsidiary; and

         WHEREAS, all partnership and corporate action, as applicable, on the part of the parties hereto necessary to authorize the execution of this Agreement has been duly taken.

         NOW, THEREFORE, in consideration of the foregoing premises, the representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.       THE MERGER; EFFECTIVE TIME

         1.1 THE MERGER. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.2 hereof), in order to effect the Merger, the Acquisition Subsidiary shall be merged with and into the Partnership and the separate existence of the Acquisition Subsidiary shall thereupon cease. The Partnership shall be the surviving entity in the Merger (sometimes hereinafter referred to as the "Surviving Entity"), the General Partner will be substituted as managing general partner of the Partnership and, as a result, the Partnership shall become an indirectly wholly-owned subsidiary of the Company and shall continue to be governed by the laws of the State of Delaware. The separate existence of the Partnership with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall be pursuant to the provisions of and shall have the effect provided in the Delaware Revised Uniform Limited Partnership Act (the "Delaware RULPA").

         1.2 EFFECTIVE TIME. Provided that this Agreement has not been terminated or abandoned pursuant to Section 9 hereof, on the first business day following the date on which the last to be fulfilled or waived of the conditions set forth in Section 8 hereof shall be fulfilled or waived, or on such later date as the Partnership and the Company may agree, a certificate of merger (the "Certificate of Merger") with respect to the transactions contemplated hereby shall be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in Section 211 of the Delaware RULPA and the Merger provided for herein shall become effective at 11:59 p.m. on the date of such filing or such other time and date as is set forth in the Certificate of Merger (the "Effective Time").

2.       PARTNERSHIP AGREEMENT OF THE SURVIVING ENTITY

         The partnership agreement of the Partnership in effect at the Effective Time shall be the partnership agreement of the Surviving Entity, until duly amended in accordance with the terms thereof and the Delaware RULPA.

3.       EFFECT OF THE MERGER ON PARTNERSHIP INTERESTS

         3.1 EFFECT ON PARTNERSHIP INTERESTS. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any partnership interest in the Partnership or the Acquiring Subsidiary:

                  (a) Each unit representing an assignment of limited partnership interest in the Partnership (the "Units") issued and outstanding immediately prior to the Effective Time (an aggregate of 7,012,585 Units) shall be exchanged for and converted into one validly issued, fully paid and nonassessable share of common stock, par value $.01 per share, of the Company (the "Common Stock") (or an aggregate of 7,610,708 shares). Each certificate representing any such Units (the "Certificates") outstanding immediately prior to the Effective Date shall thereafter represent the right to receive a certificate representing a like number of shares of Common Stock. All Units shall no longer be outstanding and shall be cancelled and returned and shall cease to exist;

                  (b) QSV's 1%  Percentage  Interest,  as  defined  in the Third
         Amended and Restated Agreement of Limited Partnership of the Partnership dated as of __________________, 1997 (the "Partnership Agreement"), shall be exchanged for and converted into 76,876 shares of Common Stock and the right to receive a certificate representing such Common Stock.

         3.2      EXCHANGE OF UNITS FOR COMPANY SHARES.

                  (a) EXCHANGE AGENT. As of the Effective Time, the Company shall deposit with American Stock Transfer & Trust Company (the "Exchange Agent"), for the benefit of holders of Units ("Unitholders"), for exchange in accordance with this Section 3, certificates representing the shares of Common Stock to be issued pursuant to
         Section 3.1 in exchange for outstanding Units.

                  (b) EXCHANGE  PROCEDURES.  Promptly after the Effective  Time, the Surviving Entity shall cause the Exchange Agent to mail to each Unitholder of record (i) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent, in such form and including such other provisions as the Company may specify and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing Company Shares. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing a number of shares of Common Stock equal to the number of Units represented by the Certificate, the Certificate,
         and the  Certificate  so surrendered  shall  forthwith be   cancelled.
         Declared but unpaid distributions on Units and partnership interests outstanding as of the applicable record date shall be the obligation of the Company and the Company hereby agrees to pay such distributions on the payment date specified in the resolutions of QSV authorizing such distributions. No interest will be paid or accrued on unpaid distributions, if any, payable to holders of Certificates. In the event of a transfer of ownership of Units which is not registered in the transfer records of the Partnership, a certificate representing the proper number of shares of Common Stock may be issued to the transferee if the Certificate representing such Units is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable transfer taxes have been paid. If any certificate for shares of Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition to such exchange that the person requesting such exchange (i) pay any transfer or other taxes required by reason of the exchange of certificates of shares of Common Stock in a name other than that of the registered holder of the Certificate surrendered or (ii) establish to the satisfaction of the Company that such taxes have been paid or are not applicable.

                  (c) TRANSFERS. After the Effective Time, there shall be no transfers on the transfer books of the Partnership of the Units which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Company for transfer, they shall be cancelled and exchanged for the number of shares of Common Stock deliverable in respect thereof pursuant to this Agreement in accordance with the procedures set forth in this Section 3.

                  (d) NO LIABILITY. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Company, the posting by such person of a bond in such amount as the Company may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate, a certificate representing the shares of Common Stock deliverable in respect thereof pursuant to this Agreement.

4. EFFECT OF MERGER ON PARTNERSHIP INTERESTS IN ACQUIRING SUBSIDIARY OUTSTANDING PRIOR TO THE EFFECTIVE TIME

         At the Effective Time, by virtue of the Merger, all partnership interests in the Acquiring Subsidiary outstanding immediately prior thereto (all of which, immediately prior to the Effective time, shall have been owned by the Company and the General Partner shall continue to be outstanding as interests in the Partnership.

5.       REPRESENTATIONS AND WARRANTIES

         5.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY, THE GENERAL PARTNER AND THE ACQUISITION SUBSIDIARY. The Company, the General Partner and the Acquisition Subsidiary hereby represent and warrant to the Partnership as follows:

                  (a) The Company and the General Partner are corporations and the Acquisition Subsidiary is a partnership duly formed, validly existing and in good standing under the applicable laws of its state of organization.

                  (b) All action on the part of the Company, the General Partner and the Acquisition Subsidiary and their respective officers, trustees, directors, stockholders and partners, as applicable, necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company, the General Partner and the Acquisition Subsidiary hereunder and, in the case of the Company, the authorization, issuance and delivery of the shares of Common Stock has been taken or will be taken prior to the Effective Date, and this Agreement constitutes the valid and legally binding obligation of each of the Company, the General Partner and the Acquisition Subsidiary, enforceable against it in accordance with its terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditor's rights generally and (ii) as enforceability may be limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  (c)  Neither  the  Company,   the  General   Partner  nor  the
         Acquisition Subsidiary is in violation of or default under any provisions of its articles or certificate of incorporation, bylaws or partnership agreement, as applicable, or of any instrument, judgment, order, writ, decree or contract to which, it is a party or by which it is bound or, in any material respect, of any provision of any federal or state statute, rule or regulation applicable to it. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time or the giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company, the General Partner or the Acquisition Subsidiary.

         5.2 REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP. The Partnership hereby represents and warrants to the Company as follows:

                  (a) The Partnership is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware.

                  (b) All action on the part of the Partnership and its partners necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Partnership hereunder has been taken or, subject to obtaining the approval of Unitholders holding a majority of the outstanding Units, will be taken prior to the Effective Date, and this Agreement constitutes the valid and legally binding obligation of the Partnership, enforceable against it in accordance with its terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditor's rights generally and (ii) as enforceability may be limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  (c) The Partnership is not in violation of or in default under any provision of the Partnership Agreement or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, in any material respect, of any provision of any Federal or state statute, rule or regulation applicable to the Partnership. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time or the giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any of the assets of the Partnership.

6.       COVENANTS

         6.1 STOCK EXCHANGE LISTING. The Company shall use its best efforts to obtain an approval to list on the New York Stock Exchange, Inc. ("NYSE") the Common Stock to be issued in the Merger, subject to official notice of issuance, prior to the Effective Time.

         6.2 UNITHOLDER APPROVAL. The Partnership shall use its best efforts to obtain the approval of this Agreement by Unitholders holding a majority of the outstanding Units.

         6.3 INDEMNIFICATION. Form and after the Effective Time, the Company agrees that it will indemnify and hold harmless, and advance expenses to, QSV and, as applicable, each officer, director, partner or other person controlling the QSV, and any affiliate of it, against any costs or expenses (including reasonable attorneys' fees), judgment, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the transactions contemplated hereby, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent permitted by law. In addition, the Company hereby assumes the Partnership's indemnity obligations under the Partnership Agreement with respect to liabilities to the foregoing individuals and entities arising out of actions or omissions occurring prior to the Effective Time.

7.       CONDITIONS

         7.1 CONDITIONS TO THE PARTNERSHIP'S OBLIGATION TO EFFECT THE MERGER. The obligation of the Partnership to consummate the Merger is subject to satisfaction of each of the following conditions:

                  (a) This Agreement shall have been duly approved by Unitholders holding a majority of the Units outstanding as of April 30, 1997 (the "Record Date") in accordance with applicable law and the Partnership Agreement;

                  (b) No statute, rule or regulation shall have been enacted or promulgated by any governmental authority, nor shall there be any order or injunction of a United States or state court of competent jurisdiction in effect, which prohibits the exchange of Units for shares of Common Stock or the consummation of the Merger;

                  (c) The Partnership shall have received an opinion of counsel to the effect that the Merger will be treated as part of a transaction described in Section 351 of the Internal Revenue Code of 1986, as amended;

                  (d) The shares of Common Stock issuable to the Unitholders pursuant to this Agreement shall have been approved for listing on the NYSE upon official notice of issuance; and

                  (e) Amendments to the Partnership Agreement to permit, among other things, the withdrawal of QSV as managing general partner of the Partnership, shall have been duly approved by Unitholders holding a majority of the Units outstanding as of the Record Date in accordance with applicable law and the Partnership Agreement, and a certificate of amendment effecting such amendments shall have been duly filed with the Secretary of State of the State of Delaware.

         7.2 CONDITIONS TO THE COMPANY'S OBLIGATION TO EFFECT THE MERGER. The obligation of the Company to consummate the Merger is subject to satisfaction of the following conditions:

                  (a) No statute, rule or regulation shall have been enacted or promulgated by any governmental authority, nor shall there be any order or injunction of a United States or state court of competent jurisdiction in effect, which prohibits the exchange of the Units for Common Stock or consummation of the Merger; and

                  (b) The contribution of the management compensation rights of QSV under the terms of the Partnership Agreement and the partnership agreement of the Operating Partnership to the Operating Partnership shall have been effected.

8.       TERMINATION

         8.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after approval by the Unitholders, by mutual written consent of the Company and the Partnership.

         8.2 EFFECT OF TERMINATION AND ABANDONMENT. In the event of termination of this Agreement and abandonment of the Merger pursuant to this Section 8, no party hereto (or any of its directors, trustees, officers or partners, or persons otherwise controlling or affiliated with any of the parties hereto or any of their directors, officers or partners) shall have any liability or further obligation to any other party to this Agreement.

9.       MISCELLANEOUS AND GENERAL

         9.1 MODIFICATION OR AMENDMENT. Subject to the applicable provisions of the Maryland General Corporation Law and the Delaware RULPA, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement by mutual written consent, with QSV, as managing general partner, having authority to amend this Agreement or to waive any condition to the closing of the Merger on behalf of the Partnership and to take any and all action necessary or advisable to consummate the transactions contemplated by this Agreement.

         9.2 COUNTERPARTS. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same Agreement.

         9.3 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         9.4 NO THIRD PARTY BENEFICIARIES. Except as provided in Section 6.3, this Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         9.5 CAPTIONS. The section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

         9.6 NO LIABILITY. No trustee, beneficiary or stockholder of the Company shall have any personal liability for any obligations of the Company under this Agreement.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the date first hereinabove written.



                                   U.S. RESTAURANT PROPERTIES, INC.


                                   By:_________________________________
                                       Name:___________________________
                                       Title:  ________________________


                                   USRP MANAGING, INC.


                                   By:_________________________________
                                       Name:___________________________
                                       Title:  ________________________


                                   USRP ACQUISITION, L.P.

                                   By:  USRP Managing Inc., the General Partner


                                   By:_________________________________
                                       Name:___________________________
                                       Title:  ________________________


                                   U.S. RESTAURANT PROPERTIES
                                   MASTER L.P.
                                   By:  U.S. Restaurant Properties, Inc.,
                                        the Managing General Partner

                                   By:_________________________________
                                       Name:___________________________
                                       Title:  ________________________


                                   U.S. RESTAURANT PROPERTIES, INC.

                                   By:_________________________________
                                       Name:___________________________
                                       Title:  ________________________

                     U.S. RESTAURANT PROPERTIES MASTER L.P.
                        5310 Harvest Hill Road, Suite 270
                               Dallas, Texas 75230

                  PROXY FOR SPECIAL MEETING OF LIMITED PARTNERS
                                October ___, 1997

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF THE MANAGING GENERAL PARTNER

         The undersigned Limited Partner hereby appoints Robert J. Stetson and Fred H. Margolin, or either of them, as proxies, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all units of beneficial interest of U.S. Restaurant Properties Master L.P. ("USRP"), held of record by the undersigned on the Record Date (as defined in the accompanying Proxy Statement) at the Special Meeting (as defined in the accompanying Proxy Statement), and at any adjournment or postponement thereof and hereby revokes any prior proxy granted with respect thereto.

         This proxy, when properly executed and returned in a timely manner, will be voted at the Special Meeting and any adjournment or postponement thereof in the manner described herein. IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL (AS HEREINAFTER DEFINED) AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE MANAGING GENERAL PARTNER. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

         With respect to the proposal (the "Proposal") to permit the Managing General Partner to consummate the Conversion pursuant to the terms of the amended Merger Agreement relating to the previously approved merger of USRP Acquisition, L.P., a Delaware limited partnership that is an indirectly wholly-owned subsidiary of U.S. Restaurant Properties, Inc., a newly formed Maryland corporation, with and into USRP, as described in the accompanying Proxy Statement:

            FOR                     AGAINST                   ABSTAIN

         Each of the above named proxies present at the Special Meeting, either in person or by substitute, shall have an exercise all the powers of said proxies hereunder. This proxy will be voted in accordance with the choice specified by the undersigned on this proxy. In their discretion, each of the above-named proxies is authorized to vote upon such other business incident to the conduct of the Special Meeting as may properly come before the Special Meeting or any postponements or adjournments thereof.

         The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Limited Partners and the Proxy Statement relating to the Special Meeting.